UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 21, 2006

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-51208                 20-2659598
  --------------------------      ------------------------   -------------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street Brooklyn, NY                                            11201
--------------------------------------                                  -----
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
           ------------------------------------------

     On February 21, 2006 Brooklyn Federal Bancorp, Inc. (the "Company") executed employment agreements between the Company and Marc Leno, Senior Vice President and Chief Lending Officer of Brooklyn Federal Savings Bank (the "Bank"), and Marilyn Alberici, Senior Vice President and Loan Servicing Manager of the Bank. These employment agreements were made effective as of February 1, 2006.

     Under the terms of the two-year employment agreements, the initial base salaries for Mr. Leno and Ms. Alberici are $142,000 and $110,100 respectively. In addition to the base salary, each agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Mr. Leno's or Ms. Alberici's employment may be terminated for cause at any time, in which event he or she would have no right to receive compensation or other benefits for any period after termination.


Item 5.02  Departure of Directors or Principal Officer; Election of Directors;
           -------------------------------------------------------------------
           Appointment of Principal Officers.
           ----------------------------------

     On February 21, 2006, the Board of Directors of the Company elected Salvatore M. Salibello to serve as a member of the Board of Directors. Mr. Salibello will occupy the position on the Board of Directors made vacant by the resignation of Director Donald E. Svoboda effective February 21, 2006. Mr. Salibello will stand for election to the Board of Directors at the 2007 annual meeting of stockholders. Mr. Salibello will serve on the Company's Audit Committee and Compensation Committee. Mr. Salibello will serve as the Chairman of the Audit Committee and as its "audit committee financial expert," as defined under applicable Securities and Exchange Commission regulations.

     Additionally,  Mr.  Salibello  has  also  been  appointed  by the  board of
directors  of  the  Bank,  the  Company's   federally   chartered  savings  bank
subsidiary, to serve as a member of the Bank's board.

     There were no arrangements or understandings between Mr. Salibello and any other person pursuant to which the Board of Directors elected Mr. Salibello as a member of the Board.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BROOKLYN FEDERAL BANCORP, INC.



DATE:  February 22, 2006                By:/s/ Angelo J. Di Lorenzo
                                           -------------------------------------
                                           Angelo J. Di Lorenzo
                                           President and Chief Executive Officer